Exhibit 10.3

Execution Version
FOURTH AMENDMENT TO
CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 27, 2025, is among BKV UPSTREAM MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), BKV CORPORATION, a Delaware corporation (“Holdings”), each other Credit Party, each of the Lenders party hereto, and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, Holdings, the Administrative Agent and the lenders from time to time party thereto (each, a “Lender,” and collectively, the “Lenders”) are party to that certain Credit Agreement, dated as of June 11, 2024 (as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2024, that certain Second Amendment to Credit Agreement dated as of May 6, 2025, that certain Third Amendment to Credit Agreement dated as of September 22, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Fourth Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto constituting the Majority Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Existing Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Existing Credit Agreement as amended by this Amendment.
Section 2.Amendment to Existing Credit Agreement. As of the Fourth Amendment Effective Date, the Existing Credit Agreement is amended as follows:

2.1Section 1.02 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order to read in their entirety as follows:
“Bedrock Acquisition Q2 LTM EBITDAX” means $54,972,000.
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of October 27, 2025, by and among the Borrower, Holdings, each other Credit Party party thereto, each of the Lenders party thereto and the Administrative Agent.
“Fourth Amendment Effective Date” means October 27, 2025.
“Power JV Entities” means (a) BKV-BPP Power LLC, a Delaware limited liability company, (b) BKV-BPP Ponder Solar, LLC, a Delaware limited liability company, (c) BKV-BPP Retail LLC, a

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Delaware limited liability company, (d) Temple Generation Holdings, LLC, a Delaware limited liability company, (e) Temple Generation Intermediate Holdings II, LLC, a Delaware limited liability company, (f) Temple Generation I, LLC, a Delaware limited liability company, (g) Temple Generation II, LLC, a Texas limited liability company, and (h) Temple Generation SF LLC, a Delaware limited liability company.

2.2Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the following defined term as follows:
2.3“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Consent, the Third Amendment, the Fourth Amendment, the Fee Letters, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any other agreement or document now or hereafter executed by a Credit Party in favor of the Administrative Agent, Collateral Agent and/or one or more Lenders in connection with any of the foregoing, or which has been designated by the Borrower and the Administrative Agent as a “Loan Document”.
2.4Section 1.02 of the Existing Credit Agreement is amended to add the following sentence at the end of the definition of “EBITDAX”:
“Notwithstanding the foregoing, following the Fourth Amendment Effective Date and prior to the date that financial statements for the fiscal quarter ended September 30, 2025 are delivered pursuant to Section 8.01(b), EBITDAX shall be deemed increased to include Bedrock Acquisition Q2 LTM EBITDAX.”
2.5Clause (j) of the definition of “dCarbon Entities” in Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:
“(j) Athena Land, LLC, a Delaware limited liability company (formerly known as BKV dCarbon Temple, LLC).”
2.6Clause (c) of the first paragraph of the definition of “Excluded Property” in Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:
“(c) margin stock, the Equity Interests of each dCarbon Entity and the Power JV Entities held by a Credit Party (except to the extent such Equity Interests are now or in the future held by the Borrower or any Restricted Subsidiary of the Borrower), and, to the extent prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement with an unaffiliated third parties, equity interests in any person other than Wholly-Owned Subsidiaries or Restricted Subsidiaries (but only for so long as such restriction, or any replacement or renewal thereof, is in effect and was not entered into in contemplation of such property becoming Excluded Property);”

2.7Clause (iv) of the second paragraph of the definition of “Excluded Property” in Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:
2.8“(iv) all equity interests in Subsidiaries of Holdings and the Borrower or its Restricted Subsidiaries, in each case, other than margin stock, Equity Interests in Unrestricted Subsidiaries and the Equity Interests of each dCarbon Entity and the Power JV Entities held by a Credit Party
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(except to the extent such Equity Interests are now or in the future held by the Borrower or any Restricted Subsidiary of the Borrower),”
2.9Section 9.04(a)(iv) of the Existing Credit Agreement is hereby amended by (a) replacing “1.75” where it appears therein with “2.00” and (b) replacing “1.50” where it appears therein with “1.75”.
2.10Section 9.04(b)(i)(D) of the Existing Credit Agreement is hereby amended by (a) replacing “1.75” where it appears therein with “2.00” and (b) replacing “1.50” where it appears therein with “1.75”.
2.11Section 9.05(g) of the Existing Credit Agreement is hereby amended by (a) replacing “1.75” where it appears therein with “2.00” and (b) replacing “1.50” where it appears therein with “1.75”.
Section 3.Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (the “Fourth Amendment Effective Date”):
3.1The Administrative Agent shall have executed and received from the Lenders constituting the Majority Lenders, the Borrower, and each other Credit Party counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each Person.
3.2Immediately after giving effect to this Amendment, (a) each representation and warranty set forth in Article VII of the Credit Agreement shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date, (b) since December 31, 2024, there shall not be any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (c) no Default or Event of Default shall have occurred and be continuing.
3.3The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the reasonable and documented fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent).
Section 4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
4.1Accuracy of Representations and Warranties. The representations and warranties of each Credit Party contained in each Loan Document are true and correct in all material respects on and as of the date hereof except to the extent any such representations and warranties (a) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (b) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects.
4.2Due Authorization. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement by the Borrower and each other Credit Party of this Amendment are within the Borrower’s and such Credit Party’s corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable, and, if required, action by any holders of its Equity Interests (including, without limitation, any action required to be taken by any class of directors, managers or supervisors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment).
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4.3Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and this Amendment and the Credit Agreement constitute valid and binding obligations of the Borrower and each other Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
4.4Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 5.Reaffirmation; No Novation. Each Credit Party (a) consents to this Amendment and the Credit Agreement and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, (b) reaffirms all of its obligations under the Guarantee and Collateral Agreement, the guarantees set out therein and any other guarantees in the Loan Documents to which it is a party, and confirms that the Guarantee and Collateral Agreement and such other guarantees remain in full force and effect on a continuous basis, (c) reaffirms each Lien granted by each Credit Party to the Administrative Agent for the benefit of the Secured Parties, (d) acknowledges and agrees that the agreements, pledges and grants of security interests by the Credit Parties contained in the Credit Agreement and the Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (e) agrees that the Obligations outstanding under the Existing Credit Agreement remain outstanding under the Credit Agreement. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing or guaranteeing the same, which shall remain in full force and effect, except to any extent modified hereby.
Section 6.Miscellaneous.
6.1Confirmation. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.2Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
6.3No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.4GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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6.5Payment of Expenses; Indemnity. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement. Section 12.03(b) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
6.6Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.7Loan Document. On and after the Fourth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
6.8Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
6.9JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:	BKV UPSTREAM MIDSTREAM, LLC
	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

HOLDINGS:	BKV CORPORATION
	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

CREDIT PARTIES:
BKV CHELSEA, LLC
BKV BARNETT, LLC
BKV OPERATING, LLC
BKV MIDSTREAM, LLC
BKV NORTH TEXAS, LLC
KALNIN VENTURES LLC
BKV BARNETT II, LLC
BKV BARNETT II DEVELOPMENT, LLC
BKV BARNETT II HOLDINGS, LLC
BKV BARNETT II SUBSIDIARY, LLC

	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

                            CITIBANK, N.A.,
    as Administrative Agent, a Lender and Issuing Bank

By:    /s/ Todd Mogil
Name:    Todd Mogil
Title:    Vice President

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

BARCLAYS BANK PLC,
    as a Lender and Issuing Bank

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

Bangkok Bank Public Company Limited, New
New York Branch,
    as a Lender

By:    /s/ Thitipong Prasertsilp
Name:    Thitipong Prasertsilp
Title:    VP & Branch Manager

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
    as a Lender

By:    /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title:    Authorized Signatory

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title:    Authorized Signatory

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

CITIZENS BANK, N.A.,
    as a Lender

By:    /s/ Cameron Spence
Name:    Cameron Spence
Title:    Vice President

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

KEYBANK NATIONAL ASSOCIATION,
    as a Lender

By:    /s/ David Bornstein
Name:    David Bornstein
Title:    Senior Vice President

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

MIZUHO BANK, LTD.,
    as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

SUMITOMO MITSUI BANKING CORPORATION,
    as a Lender

By:    /s/ Nabeel Shah
Name:    Nabeel Shah
Title:    Director

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

TRUIST BANK,
    as a Lender

By:    /s/ John Kovarik
Name:    John Kovarik
Title:    Managing Director

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

FIRST HORIZON BANK,
    as a Lender

By:    /s/ W. David McCarver IV
Name:    W. David McCarver IV
Title:    Senior Vice President

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

ROYAL BANK OF CANADA,
    as a Lender

By:    /s/ Sue Carol Sedillo
Name:    Sue Carol Sedillo
Title:    Authorized Signatory

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

TEXAS CAPITAL BANK,
    as a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Executive Director

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

BP ENERGY COMPANY,
    as a Lender

By:    /s/ Joaquin Anderson
Name:    Joaquin Anderson
Title:    Attorney In Fact

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

GOLDMAN SACHS BANK USA,
    as a Lender

By:    /s/ Dan Martis
Name:    Dan Martis
Title:    Authorized Signatory

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]

MORGAN STANLEY SENIOR FUNDING, INC.,
    as a Lender

By:    /s/ Karina Rodriguez
Name:    Karina Rodriguez
Title:    Vice President

[Signature Page to Fourth Amendment – BKV Upstream Midstream, LLC]